UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)  February 18, 2005
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                      Coastal Bancshares Acquisition Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

     000-51155                                             20-1191778
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 (Commission File Number)                     (IRS Employer Identification No.)

9821 Katy Freeway, Suite 500
Houston, Texas                                             77024
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(Address of Principal Executive Offices)               (Zip Code)

                                 (713) 827-2104
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01    Entry into a Material Definitive Agreement.

     On February 18, 2005, the registrant entered into the agreements set forth below. The form of each agreement was filed as an exhibit to the registrant's registration statement on Form S-1 (333-118924) and the agreements entered into were substantially identical to the last form of each agreement filed as on exhibit to the registration statement, as amended.

Unit Purchase Option Agreement

     The registrant entered into a Unit Purchase Option Agreement with I-Bankers Securities and Newbridge Securities (the "Representatives") where the registrant agreed to sell to the Representatives, for $100, an option to purchase up to a total of 325,000 units. The units issuable upon exercise of this option are identical to those offered by the registrant in its initial public offering, which was consummated on February 18, 2005 (the "IPO") except that the exercise price of the redeemable warrants will be $6.65 per share. This option is exercisable at $7.50 per unit commencing on the later of the consummation of a business combination or February 14, 2006 and expiring February 14, 2010. The option may not be sold, transferred, assigned, pledged or hypothecated for a period of one hundred eighty days from the effective date of the registrant's registration statement except to officers and partners of the Representatives and members of the selling group and or their officers and partners. The option grants to holders demand and "piggy back" rights for periods of five and seven years, respectively, from February 14, 2005 with respect to the registration under the Securities Act of 1933, as amended, of the securities directly and indirectly issuable upon exercise of the option. The registrant will bear all fees and expenses attendant to registering the securities, other than underwriting commissions which will be paid for by the holders themselves. The exercise price and number of units issuable upon exercise of the option may be adjusted in certain circumstances including in the event of a stock dividend, or the registrant's recapitalization, reorganization, merger or consolidation. However, the option will not be adjusted for issuances of common stock, preferred stock or other securities at a price below its exercise price.

Warrant Agreement

     The registrant issued redeemable warrants in the IPO. The redeemable warrants were issued in registered form under a warrant agreement between Continental Stock Transfer & Trust Company, as warrant agent, and the registrant. A description of the redeemable warrants is contained in the registrant's registration statement related to the IPO.

Investment Management Trust Agreement

     The registrant entered into an Investment Management Trust Agreement with Continental Stock Transfer & Trust Company. Pursuant to this agreement
$28,483,200 of the proceeds from the IPO were placed in a trust account at JP Morgan Chase NY Bank maintained by Continental Stock Transfer & Trust Company. The proceeds will not be released until the earlier of the completion of a business combination involving the registrant or the liquidation of the registrant.

Stock Escrow Agreement

     The registrant entered into a Stock Escrow Agreement with Continental Stock Transfer & Trust Company and all of the holders of the registrant's common stock prior to the IPO. Pursuant to this agreement, all of the shares of the registrant's common stock outstanding prior to February 14, 2005 were placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until the earliest of:

     o    three years following February 14, 2005;

     o    The registrant's liquidation; or

     o    the  consummation  of a liquidation,  merger,  stock exchange or other
          similar   transaction   that  results  in  all  of  the   registrant's

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          stockholders having the right to exchange their shares of common stock for cash, securities or other property subsequent to the registrant's consummating a business combination with a target business.

     During the escrow period, the holders of these shares will not be able to sell or transfer their securities except that Coastal Acquisition, LLC, an affiliate of Messrs. Grossman and Brunson, may transfer its shares to its beneficial owners and other shareholders may make transfers to their spouses and children, trusts or family partnerships established for their benefit, or to a transferee that does not affect beneficial ownership, but will retain all other rights as the registrant's stockholders, including, without limitation, the right to vote their shares of common stock and the right to receive cash dividends, if declared. If dividends are declared and payable in shares of common stock, such dividends will also be placed in escrow. If the registrant is unable to effect a business combination and liquidate, none of the registrant's existing stockholders will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to February 14, 2005.

Registration Rights Agreement

     The registrant entered into a Registration Rights Agreement with holders of its common stock immediately prior to the IPO. The holders of the majority of these shares will be entitled to make up to two demands that the registrant register these shares for resale pursuant to this agreement. The holders of the majority of these shares may elect to exercise these registration rights at any time after the date on which these shares of common stock are released from escrow. In addition, these stockholders have certain "piggy-back" registration rights on registration statements filed subsequent to the date on which these shares of common stock are released from escrow. The registrant will bear the expenses incurred in connection with the filing of any such registration statements.

Letter Agreement

     The registrant entered into a Letter Agreement regarding administrative support with Coastal Acquisition, LLC, an affiliate of Messrs. Grossman and Brunson. Coastal Acquisition, LLC has agreed that, commencing on February 14, 2005 through the acquisition of a target business, it will make available to the registrant a small amount of office space and certain office and secretarial services, as the registrant may require from time to time. The registrant has agreed to pay Coastal Acquisition, LLC $7,500 per month for these services.

Item 9.01  Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 24, 2005                 Coastal Bancshares Acquisition Corp.


                                         By:  /s/ Cary M. Grossman
                                         Name:   Cary M. Grossman
                                         Title:  Co-Chief Executive Officer